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                                                                 EXHIBIT 10.9(u)

                       PEDIATRIC SERVICES OF AMERICA, INC.

                           DIRECTORS STOCK OPTION PLAN

              (As Amended and Restated Effective November 28, 2001)

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                       PEDIATRIC SERVICES OF AMERICA, INC.

                           DIRECTORS STOCK OPTION PLAN

                (As Amended and Restated Effective November 28, 2001)

                                    ARTICLE 1
                                     Purpose

     1.1 General Purpose. Pediatric Services of America, Inc. hereby amends and restates the Pediatric Services of America, Inc. Directors Stock Option Plan originally established effective June 10, 1994. This document also reflects Amendment No. 1 to this Plan (effective November 28, 2001). This Plan permits the grant of nonqualified stock options for the purpose of promoting the long-term growth and profitability of the Company by providing Directors with incentives to improve stockholder value and to contribute to the success of the Company through ownership of the Company's stock. The Company also intends that the Plan will enable the Company to attract and retain persons of outstanding quality.

         1.2 Intended Tax Effects of Options. Any NQSO granted hereunder should be taxed in accordance with Code (S)83.


                                    ARTICLE 2
                                   Definitions

         The following words and phrases as used in this Plan shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

         2.1  1933 Act shall mean the Securities Act of 1933, as amended.

         2.2 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

         2.3 Beneficiary shall mean, with respect to an Optionee, the Person or Persons who acquire the Options of such Optionee by bequest or inheritance. To the extent that an Option has not yet been distributed to such Person or Persons from a deceased Optionee's estate, an Option may be exercised by the executor or administrator (as applicable) of the deceased Optionee's estate.

         2.4  Board shall mean the Board of Directors of the Company.

         2.5  Code shall mean the Internal Revenue Code of 1986, as amended.

         2.6 Committee shall mean the Compensation Committee of the Board of Directors, or such other committee appointed by the Board to administer and interpret the Plan in accordance with Article 3 below. If the Board does not designate the Compensation Committee or another committee to administer and interpret the Plan, the Board shall act as the Committee.

         2.7  Common Stock shall mean the common stock of the Company.

         2.8 Company shall mean Pediatric Services of America, Inc., a Delaware corporation.

         2.9 Director shall mean individuals who are serving as a member of the Board (i.e., a director of the Company) or who are serving as a member of the board of directors of a parent or subsidiary corporation of the Company.

         2.10 Disability shall mean, with respect to an individual, the total and permanent disability of such individual as determined by the Committee in its sole discretion.

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         2.11 Eligible Director shall mean a Director who is not an employee of the Company.

         2.12 Effective Date shall mean the date on which the amended and restated Plan evidenced by this document was adopted by the Board, subject to shareholder approval. See Article 9 herein.

         2.13 Fair Market Value of the Common Stock as of a date of determination shall mean the following:

              (a) Stock Listed and Shares Traded. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the 1934 Act), the Nasdaq National Market or other quotation service on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange, the Nasdaq National Market or other quotation service on the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

              (b) Stock Listed But No Shares Traded. If the Common Stock is listed on a national securities exchange or on The Nasdaq National Market but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

              (c) Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on The Nasdaq National Market and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

         The Committee's determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

         2.14 NQSO shall mean an option to which Code (S)421 does not apply.

         2.15 Option shall mean NQSOs, as applicable, granted to individuals pursuant to the terms and provisions of this Plan.

         2.16 Option Agreement shall mean a written agreement, executed and dated by the Company and an Optionee, evidencing an Option granted under the terms and provisions of this Plan, setting forth the terms and conditions of such Option, and specifying the name of the Optionee and the number of shares of stock subject to such Option.

         2.17 Option Price shall mean the purchase price of the shares of Common Stock underlying an Option.

         2.18 Optionee shall mean an individual who is granted an Option pursuant to the terms and provisions of this Plan.

         2.19 Person shall mean any individual, organization, corporation, partnership or other entity.

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          2.20 Plan shall mean this Pediatric Services Of America, Inc.
Directors Stock Option Plan, as amended and restated as of the Effective Date.


                                    ARTICLE 3
                                 Administration

          3.1 General Administration. The Plan shall be administered and interpreted by the Committee. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Option Agreements by which Options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

          3.2 Appointment. The Board may appoint a committee from among its members (which may be the Compensation Committee or some other committee of Board members) to serve at the pleasure of the Board as the Committee under this Plan in lieu of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more Directors. No Director serving on the Committee may be a current employee of the Company or a former employee of the Company (or any corporation affiliated with the Company under Code (S)1504) receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during each taxable year during which the Director serves on the Committee. Furthermore, no Director serving on the Committee shall be or have ever been an officer of the Company (or any Code
(S)1504 affiliated corporation), or shall be receiving remuneration (directly or indirectly) from such a corporation in any capacity other than as a Director.

          3.3 Organization. The Committee may select one of its members as its chairman and shall hold its meetings at such times, in such manner, and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

          3.4 Indemnification. In addition to such other rights of indemnification as they have as Directors or as members of the Committee, the members of the Committee, to the extent permitted by applicable law, shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Options granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles or certificate of incorporation or the bylaws of the Company relating to indemnification of Directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or members did not act in good faith and in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.

                                    ARTICLE 4
                                      Stock

          The stock subject to the Options and other provisions of the Plan may be authorized but unissued or reacquired, whether on the market or otherwise, shares of Common Stock. Subject to readjustment in accordance with the provisions of Article 7, the total number of shares of Common Stock for which Options may be granted to persons participating in the Plan shall not exceed in the aggregate 300,000 shares of Common Stock. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option returned to the Company by forfeiture again may become

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subject to Options under the Plan.

                                    ARTICLE 5
                   Eligibility to Receive and Grant of Options

          5.1 Individuals Eligible for Grants of Options. The individuals eligible to receive Options hereunder shall be the Eligible Directors of the Company.

          5.2 Grants of Options. Subject to the provisions of the Plan, the Committee shall have the authority and sole discretion to determine and designate, from time to time, those individuals (from among the individuals eligible for a grant of Options under the Plan pursuant to Section 5.1 above) to whom Options will actually be granted, the Option Price of the shares covered by any Options granted, the manner in and conditions under which Options are exercisable (including, without limitation, any limitations or restrictions thereon) and the time or times at which Options shall be granted. In making such determinations, the Committee may take into account such factors as the Committee, in its sole discretion, shall deem relevant. In its authorization of the granting of an Option hereunder, the Committee shall specify the name of the Optionee, the number of shares of stock subject to such Option and the Option Price. The Committee may grant, at any time, new Options to an Optionee who previously has received Options, whether such Options include prior Options that still are outstanding, previously have been exercised in whole or in part, have expired or are canceled in connection with the issuance of new Options. No individual shall have any claim or right to be granted Options under the Plan.

                                    ARTICLE 6
                         Terms and Conditions of Options

          Options granted hereunder and Option Agreements shall comply with and be subject to the following terms and conditions:

          6.1 Requirement of Option Agreement. Upon the grant of an Option hereunder, the Committee shall prepare (or cause to be prepared) an Option Agreement. The Committee shall present such Option Agreement to the Optionee. Upon execution of such Option Agreement by the Optionee, such Option shall be deemed to have been granted effective as of the date of grant. The failure of the Optionee to execute the Option Agreement within 90 days after the date of the receipt of same shall render the Option Agreement and the underlying Option null and void ab initio.

          6.2 Optionee and Number of Shares. Each Option Agreement shall state the name of the Optionee and the total number of shares of the Common Stock to which it pertains, the Option Price, and the date as of which the Option was granted under this Plan.

          6.3 Vesting. Unless otherwise specified by the Committee in an Optionee's Option Agreement, each Option granted under this Plan shall become 100% exercisable (i.e., vested) on the first anniversary of the grant date. If an Optionee ceases to be a Director of the Company, his rights with regard to all non-vested Options shall cease immediately.

          6.4 Option Price. The Option Price of the shares of Common Stock underlying each Option shall be the Fair Market Value of the Common Stock on the date the Option is granted. Upon execution of an Option Agreement by both the Company and Optionee, the date as of which the Committee granted the Option as specified in the Option Agreement shall be considered the date on which such Option is granted.

          6.5 Terms of Options. Terms of Options granted under the Plan shall commence on the date of grant and shall expire on such date as the Committee may determine for each Option, provided however that in no event shall any Option be exercisable after ten years from the date the Option is granted. No Option shall be granted hereunder after ten years from the earlier of (a) the date this Plan is approved by the shareholders, or (b) the date the Plan is adopted by the Board.

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          6.6   Terms of Exercise. The exercise of an Option may be for less than the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than (i) 100 shares or (ii) the total remaining shares subject to the Option, if such total is less than 100 shares. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date by the Optionee.

          6.7 Method of Exercise. All Options granted hereunder shall be exercised by written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Committee may direct. Each notice of exercise shall identify the Option which the Optionee is exercising (in whole or in part) and shall be accompanied by payment of the Option Price for the number of shares specified in such notice and by any documents required by Section 8.1. The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

          6.8   Medium and Time of Payment.

                (a) The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. To the extent permitted by applicable statutes and regulations, payment shall be (A) in cash; (B) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank or a federally chartered thrift institution (or guaranteed or notarized in such other manner as the Committee may require); (C) by delivery to the Company of such other property or by the performance for the Company of such services as may be acceptable to the Committee and allowed under applicable law; (D) in any other form of legal consideration (which may include a deferred payment arrangement); or (E) by a combination of (A), (B), (C) and
          (D), provided however that the Committee, in its sole discretion, may from time to time place limits on the availability of (or deny approval to) any proposed method of payment described in (B) through
          (E).

                (b) If all or part of the Option Price is paid by delivery of shares of the Common Stock, on the date of such payment, the Optionee must have held such shares for at least six months from (i) the date of acquisition, in the case of shares acquired other than through a stock option or other stock award plan, or (ii) the date of grant or award in the case of shares acquired through such a plan; and the value of such Common Stock (which shall be the Fair Market Value of such Common Stock on the date of exercise) shall be less than or equal to the total Option Price payment. If the Optionee delivers Common Stock with a value that is less than the total Option Price, then such Optionee shall pay the balance of the total Option Price in cash, other property or services, as provided in subsection (a) above.

                (c) In addition to the payment of the purchase price of the shares then being purchased, an Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to, or by instructing the Company to retain Common Stock upon the exercise of the Option with a Fair Market Value equal to, the amount, if any, which the Company at the time of exercise is required to withhold under the income tax or Federal Insurance Contribution Act tax withholding provisions of the Code, of the income tax laws of the state of the Optionee's residence, and of any other applicable law. The Optionee may also satisfy all or a part of his withholding tax obligation by delivering to the Company owned and unencumbered shares of the Common Stock having a Fair Market Value less than or equal to the amount of the withholding tax obligation, provided however that such shares meet the holding requirements of subsection
          (b) of this Section 6.8.

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        6.9     Effect of Termination of Service, Disability or Death. Unless
otherwise specified by the Committee in the applicable Option Agreement, in the event an Optionee ceases to be a Director of the Company for any reason, including death or Disability, any Option or unexercised portion thereof granted to him shall terminate on and shall not be exercisable after the expiration date of the Option. Prior to the termination date specified in the preceding sentence of this section, the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of termination of service. The question of whether a termination of service has occurred for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive. In the event the termination of service is a result of the Optionee's death, any Option or unexercised portion thereof granted to him which is otherwise exercisable may be exercised by his Beneficiary as if such Beneficiary is the named Optionee.

        6.10 Restrictions on Transfer and Exercise of Options. No Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution, and any purported transfer shall be null and void. During the lifetime of an Optionee, the Option shall be exercisable only by him; provided, however, that in the event the Optionee is incapacitated and unable to exercise Options, such Options may be exercised by such Optionee's legal guardian, legal representative, fiduciary or other representative whom the Committee deems appropriate based on applicable facts and circumstances.

        6.11 Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to shares covered by his Option until date of the issuance of the shares to him and only after the Option Price of such shares is fully paid. Unless specified in Article 7, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

        6.12 No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

        6.13 Acceleration. The Committee shall at all times have the power to accelerate the vesting date of Options previously granted under this Plan.

        6.14 Holding Period. Shares underlying any Option granted hereunder to an Optionee who is an "affiliate" of the Company subject to the "short-swing profit provisions" of Section 16(b) of the 1934 Act are subject to a six-month holding period. Such holding period will be satisfied if, with respect to any vested (i.e., exercisable) Option that is exercised within six months of the date of grant, the shares acquired upon exercise are not disposed of until a minimum of six months have elapsed from the date of grant of the Option. Notwithstanding the foregoing, the Committee may, in its sole discretion, waive the preceding required holding period with respect to any Optionee.

                                    ARTICLE 7
                   Adjustments Upon Changes in Capitalization

        7.1 Recapitalization. In the event that the outstanding shares of the Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

                (a) The Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Options under the Plan.

                (b) The Committee also shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the

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        Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding
        Options shall be the next lower number of shares, rounding all fractions downward.

                (c) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

        7.2 Reorganization. Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company, the Committee, in its discretion, may declare that:

                (a) any Option granted but not yet exercised shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Option would have been entitled;

                (b) any or all outstanding Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws); and/or

                (c) any or all Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws) and are to be terminated after giving at least 30 days' notice to the Optionees to whom such Options have been granted.

        7.3 Dissolution and Liquidation. If the Board adopts a plan of dissolution and liquidation that is approved by the shareholders of the Company, the Committee shall give each Optionee written notice of such event at least ten days prior to its effective date, and the rights of all Optionees shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws).

        7.4 Limits on Adjustments. Any issuance by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Article. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Article shall be conclusive.


                                    ARTICLE 8
                Agreement by Optionee and Securities Registration

        8.1 Agreement. If, in the opinion of counsel to the Company, such action is necessary or desirable, no Options shall be granted to any Optionee, and no Option shall be exercisable, unless, at the time of grant or exercise, as applicable, such Optionee (i) represents and warrants that he will acquire the Common Stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the Common Stock. The Optionee shall, upon the request of the Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Committee have

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reasonable cause to believe that such Optionee did not execute such agreement or affidavit in good faith, the Company shall not be bound by the grant of the Option or by the exercise of the Option. All certificates representing shares of Common Stock issued pursuant to the Plan may be marked with a restrictive legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable.

        8.2 Registration. In the event that the Company in its sole discretion shall deem it necessary or advisable to register, under the 1933 Act or any state securities laws or regulations, any shares with respect to which Options have been granted hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to an Optionee. In such event, and if the shares of Common Stock of the Company shall be listed on any national securities exchange or on The Nasdaq National Market at the time of the exercise of any Option, the Company shall make prompt application at its own expense for the listing on such stock exchange or The Nasdaq National Market of the shares of Common Stock to be issued.


                                    ARTICLE 9
                                 Effective Date

        The Plan is effective as of the Effective Date, and no Options shall be granted hereunder prior to said date. Adoption of the Plan shall be approved by the shareholders of the Company at the earlier of (i) the annual meeting of the shareholders of the Company which immediately follows the date of the first grant or award of Options hereunder, or (ii) 12 months after the adoption of the Plan by the Board, but in no event earlier than 12 months prior to the adoption of the Plan by the Board. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan, or by the written consent in lieu of a meeting of the holders of a majority of the outstanding voting stock or such greater number of shares of voting stock as may be required by the Company's articles or certificate of incorporation and bylaws and by applicable law; provided, however, such shareholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act. Failure to obtain such approval shall render the Plan and any Options granted hereunder null and void ab initio.


                                   ARTICLE 10
                            Amendment and Termination

        10.1 Amendment and Termination By the Board. Subject to Section 10.2 below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination.

        10.2 Restrictions on Amendment and Termination. Notwithstanding the provisions of Section 10.1 above, the following restrictions shall apply to the Board's authority under Section 10.1 above:

        (a) Prohibition Against Adverse Affects on Outstanding Options. No addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of the Optionees who have outstanding Options without the consent of such Optionees; and

        (b) Shareholder Approval Required for Certain Modifications. No modification or amendment of the Plan may be made without the prior approval of the shareholders of the Company if (i) such modification or amendment would materially increase the benefits accruing to participants under

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        the Plan, (ii) such modification or amendment would materially increase the number of securities which may be issued under the Plan, or (iii) such modification or amendment would modify the material terms of the Plan. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting, or by the written consent in lieu of a meeting of the holders of a majority of the outstanding voting stock or such greater number of shares of voting stock as may be required by the Company's articles or certificate of incorporation and bylaws and by applicable law.

                                   ARTICLE 11
                            Miscellaneous Provisions

        11.1 Application of Funds. The proceeds received by the Company from the sale of the Common Stock subject to the Options granted hereunder will be used for general corporate purposes.

        11.2 Notices. All notices or other communications by an Optionee to the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

        11.3 Term of Plan. Subject to the terms of Article 10, the Plan shall terminate upon the later of (i) the complete exercise or lapse of the last outstanding Option, or (ii) the last date upon which Options may be granted hereunder under Section 6.5.

        11.4 Compliance with Rule 16b-3. This Plan is intended to be in compliance with the requirements of Rule 16b-3 as promulgated under Section 16 of the 1934 Act.

        11.5 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

        11.6 Additional Provisions By Committee. The Option Agreements authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of an Option, as the Committee shall deem advisable.

        11.7 Plan Document Controls. In the event of any conflict between the provisions of an Option Agreement and the Plan, or between a Restriction Agreement and the Plan, the Plan shall control.

        11.8 Gender and Number. Wherever applicable, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

        11.9 Headings. The titles in this Plan are inserted for convenience of reference; they constitute no part of the Plan and are not to be considered in the construction hereof.

        11.10 Legal References. Any references in this Plan to a provision of law which is, subsequent to the Effective Date of this Plan, revised, modified, finalized or redesignated, shall automatically be deemed a reference to such revised, modified, finalized or redesignated provision of law.

        11.11 No Rights to Employment. Nothing contained in the Plan, or any modification thereof, shall be construed to give any individual any rights to continue as a Director of the Company.

        11.12 Unfunded Arrangement. The Plan shall not be funded, and except for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the

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

Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan.

                                    * * * * *

               ADOPTED BY BOARD OF DIRECTORS ON NOVEMBER 28, 2001

         APPROVED BY SHAREHOLDERS AT ANNUAL MEETING ON JANUARY 29, 2002

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